Exhibit 10.4

SECURITIES PURCHASE AGREEMENT

Empire Water Corporation
500-666 Burrard Street
Suite 500
Vancouver, British Columbia
Canada V6C 3P6

The undersigned (the "Investor") hereby confirms its agreement with you as follows:

1.      This Securities Purchase Agreement is made as of the date set forth below between Empire Water Corporation, a Nevada corporation formerly known as Cascade Coaching Corp. (the "Company"), and the Investor.

2.      The Company has authorized the sale and issuance of up to 3,200,000 shares (the "Shares") of the Common Stock of the Company, par value $0.00001 per share (the "Common Stock"), to certain investors in a private placement, along with warrants (the "Warrants") to purchase up to 3,200,000 shares (the "Warrant Shares") of Common Stock at an exercise price of $1.25 per share (the "Offering"). The purchase price for each unit consisting of one Share and a Warrant to purchase one additional share shall be $125, subject to adjustment as provided herein.

3.      The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor ___________ Shares, along with Warrants to purchase [__________] [100% coverage] Shares for an aggregate purchase price of $___________ (the "Purchase Price"), subject to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor in Exhibit A, certificates representing the Shares and Warrants purchased by the Investor will be registered in the Investor's name and address as set forth below. The Warrants will be evidenced by a warrant agreement (a "Warrant Agreement" and collectively with the Warrant Agreements with other investors, the "Warrant Agreements") in the form of Exhibit B. The Company and the Investor will also enter into a registration rights agreement (the "Registration Rights Agreement") in the form of Exhibit C concurrently with the execution of this Securities Purchase Agreement.

4.      The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company, and (c) it has no direct or indirect affiliation or association with any member of the Financial Industry Regulatory Authority ("FINRA"). Exceptions:

(If no exceptions, write "none." If left blank, response will be deemed to be "none.")

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: December __, 2007

[Investor Name]

By: ___________________________________
Name:
Title:

Address: _______________________________

AGREED AND ACCEPTED:

EMPIRE WATER CORPORATION

By:
Name:
Title:

[SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE]

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

      1.         Agreement to Sell and Purchase the Securities; Subscription Dale.

     1.1      Purchase and Sale. At the Closing (as defined in Section 2), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and subject to the conditions set forth herein, and at the Purchase Price, the number of Shares and Warrants described in paragraph 3 of the Securities Purchase Agreement attached hereto (collectively with this Annex I and the other exhibits attached hereto, this "Agreement").

     1.2      Other Investors. As part of the Offering, the Company proposes to enter into Securities Purchase Agreements in the same form as this Agreement with certain other investors (the "Other Investors"), and the Company expects to complete sales of Shares and Warrants to them. The Investor and the Other Investors are sometimes collectively referred to herein as the "Investors," and this Agreement, the Warrant Agreement, the Registration Rights Agreement and the Securities Purchase Agreements and Warrant Agreements executed by the Other Investors are sometimes collectively referred to herein as the "Agreements." The Company may accept executed Agreements from investors for the purchase of Shares and Warrants commencing upon the date on which the Company provides the Investors with the proposed purchase price per Share and concluding upon the date (the "Subscription Date") on which the Company has notified Canaccord Adams, Inc. (in its capacity as placement agent for the Shares, the "Placement Agent') in writing that it will no longer accept Agreements for the purchase of Shares in the Offering, but in no event shall the Subscription Date be later than December 31, 2007. The parties acknowledge that following the Closing of the Offering, the Company intends to sell up to an additional 8,000,000 shares of its Common Stock (the "Second Offering"). The Second Offering is expected to be consummated prior to June 30, 2008. Each Investor must execute and deliver a Securities Purchase Agreement and a Registration Rights Agreement and must complete a Stock Certificate Questionnaire (in the form attached as Exhibit A hereto) and an Investor Questionnaire (in the form attached as Exhibit D hereto) in order to purchase Shares and Warrants in the Offering.

     1.3      Placement Agent Fee. The Investor acknowledges that the Company intends to pay to the Placement Agent a fee, plus certain expenses, in respect of the sale of Shares and Warrants to the Investor.

     1.4      Escrow. Upon execution of this Agreement, the Investor will execute an Escrow Letter in substantially the form attached hereto as Exhibit E and wire funds for the Purchase Price as provided therein.

       2.        Delivery of the Shares at Closing.

     2.1      Closing Date. The completion of the purchase and sale of the Shares and Warrants (the "Closing") shall occur on a date specified by the Company and the Placement Agent (the "Closing Date"), which date shall not be later than December 31, 2007 (the "Outside Date"), and of which the Investors will be notified in advance by the Placement Agent. At the Closing, the Company shall deliver to the Investor one or more stock certificates representing the number of Shares set forth in paragraph 3 of the Securities Purchase Agreement, each such certificate to be registered in the name of the Investor or, if so indicated on the Stock Certificate Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor, along with a Warrant registered in the same name. In exchange for the delivery of the stock certificates representing such Shares and the Warrant, the Investor shall deliver the Purchase Price to the Company by wire transfer of immediately available funds pursuant to the Company's written instructions. On the Closing Date, the Company shall cause counsel to the Company to deliver to the Investors and the Placement Agent a legal opinion, dated the Closing Date, substantially in the form attached hereto as Exhibit F (the "Legal Opinion").

     2.2      Conditions to Company's Obligation to Close. The Company's obligation to issue and sell the Shares and Warrants to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company:

       (a)      prior receipt by the Company of a copy of this Agreement executed by the Investor;

     (b)      completion of purchases and sales of Shares and Warrants under the Agreements with the Other Investors;

     (c)      the accuracy of the representations and warranties made by the Investor in this Agreement and the fulfillment of the obligations of the Investor to be fulfilled by it under this Agreement on or prior to the Closing; and

     (d)      the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the right of the Company or the Investor to enter into such Agreements or to consummate the transactions contemplated hereby and thereby.

     2.3      Conditions to the Investor's Obligation to Close. The Investor's obligation to purchase the Shares and Warrants shall be subject to the following conditions, any one or more of which may be waived by the Investor:

     (a)      the completion of purchases and sales under the Agreements with the Other Investors for an aggregate purchase price for all Investors of not less than 4 Million Dollars ($4,000,000);

       (b)      the delivery of the Legal Opinion to the Investor by counsel to the Company;

     (c)      the accuracy of the representations and warranties made by the Company in this Agreement on the date hereof and, if different, on the Closing Date;

     (d)      the execution and delivery by the Company of the Registration Rights Agreement and a Warrant Agreement.

     (e)      the fulfillment of the obligations of the Company to be fulfilled by it under this Agreement on or prior to the Closing;

     (f)      the absence of any order, writ, injunction. judgment or decree that questions the validity of the Agreements or the right of the Company or the Investor to enter into such Agreements or to consummate the transactions contemplated hereby and thereby;

     (g)      the delivery to the Investor by the Secretary or Assistant Secretary of the Company of a certificate stating that the conditions specified in this paragraph have been fulfilled;

     (h)      the sale of shares pursuant to the stock purchase agreement (the "BWRI Stock Purchase Agreement") between Basin Water Resources, Inc., Cascade Coaching Corp., Michael Jack and

Alfred Nutt dated as of December 21, 2007 shall have been closed, and the recipients of shares thereunder shall have agreed, to the reasonable satisfaction of the Investors, that they will not directly or indirectly sell any of the shares purchased under such agreement for a period of at least one year following the closing of the Second Offering;

     (i)      the Assignment and Amendment Agreement by and among Basin Water Resources, Inc., Cascade Coaching Corporation, Indian Hills Water Conservation Corporation, West Riverside Canal Company, West Riverside 350 Inch Water Company, Henry C. Cox II and John L. West, dated as of December 21, 2007 shall have been consummated;

     (j)      the Company shall have exercised its rights under the Asset Purchase Election (the "Option") set forth in the Purchase Agreement referred to in the Assignment and Amendment Agreement, and the closing of such exercise shall occur simultaneously with the closing hereunder;

     (k)      the Agreement for Purchase and Operation of Water Treatment Unit and Operation of Water Distribution System by and between the Company and Basin Water, Inc. shall be effective:

     (l)      the Company shall have received an unqualified audit report for its fiscal year ended June 30, 2007; and

     (m)      the Company shall have completed an initial draft of the private placement memorandum to be distributed to potential investors in connection with the Second Offering and the Company shall have delivered such draft document to the Investors.

In the event that the Closing does not occur on or before the Outside Date as a result of the Company's failure to satisfy any of the conditions set forth above (and such condition has not been waived by the Investor), the Company shall return any and all funds paid hereunder to the Investor no later than one Business Day following the Outside Date and the Investors shall have no further obligations hereunder. For purposes of this Agreement, "Business Day' shall mean any day other than a Saturday, Sunday or other day on which the New York Stock Exchange or commercial banks located in New York, New York are permitted or required by law to close.

     3.        Representations, Warranties and Covenants of the Company. Except as otherwise disclosed in the disclosure schedule to this Agreement (the "Disclosure Schedule") or as specifically described in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2007 filed on September 23 2007 (and any amendments thereto filed at least two (2) Business Days prior to the date hereof), the Company's Quarterly Report on Form 10-QSB filed on November 9, 2007, or any of the Company's Current Reports on Form 8-K filed since June 19, 2007 and at least two (2) Business Days prior to the date hereof (collectively, the "SEC Reports"), the Company hereby represents and warrants to, and covenants with, the Investor as of the date hereof and the Closing Date, as follows:

     3.1      Organization. The Company is duly incorporated and validly existing in good standing under the laws of the State of Nevada. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the Company and its subsidiaries as a whole or the business, financial condition, properties, operations or assets of the Company and its subsidiaries as a whole or the Company's ability to perform its obligations under the Agreements in all material respects ("Material Adverse Effect"), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. The Company has no "subsidiaries" (as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act")), other than as set forth in its most recent Form 10-KSB.

     3.2      Due Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements. The execution and delivery of the Agreements, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action and no further action on the part of the Company, its Board of Directors or stockholders is required. The Agreements have been validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     3.3      Non-Contravention. The execution and delivery of the Agreements, the issuance and sale of the Shares and Warrants to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby, including the issuance of the Warrant Shares in accordance with the terms of the Warrants, will not (A) result in a conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any bond, debenture, note or other evidence of indebtedness, or any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any subsidiary (each, a "Subsidiary" and collectively, the "Subsidiaries") is a party or by which the Company or the Subsidiaries or their respective properties are bound, (ii) the Certificate of Incorporation, Bylaws, or other organizational documents of the Company, as amended, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority binding upon the Company or any Subsidiary or their respective properties, which conflict, violation or default, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or the Subsidiaries or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which it is bound or to which any of the property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the execution and delivery of the Agreements by the Company and the valid issuance or sale of the Shares by the Company pursuant to the Agreements, other than such as have been made or obtained, and except for any filings required to be made under federal or state securities laws.

     3.4      Capitalization. The authorized capital stock of the Company as of December 21, 2007 consists of 100,000,000 shares of Common Stock and 100,000,000 shares of preferred stock. Immediately prior to the Closing 6,043,700 shares of Common Stock will be outstanding and none of the preferred stock will be outstanding. Immediately following the Closing and the closing of the BWRI Stock Purchase Agreement, the only shares outstanding will be 18,593,300 shares of Common Stock. The Shares, Warrants and Warrant Shares to be sold pursuant to the Agreements have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements and the Warrants, will be duly and validly issued, fully paid and nonassessable, subject to no lien, claim or encumbrance (except for any such lien, claim or encumbrance created, directly or indirectly, by the Investor). All of the outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with the registration requirements of federal and state securities laws, and were not issued in violation of any laws or any preemptive rights or similar rights to subscribe for or purchase securities. There are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any Subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company or any Subsidiary is a party and providing for the issuance or sale of any capital stock of the Company or of any Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing, no preemptive right, co-sale right, registration right, right of first refusal or other similar right exists with respect to the issuance and sale of the Shares, the Warrants or the Warrant Shares, except as provided in the Agreements. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party.

     3.5      Legal Proceedings. There is no material legal or governmental proceeding pending, or to the knowledge of the Company, threatened, to which the Company or any Subsidiary is a party or of which the business or property of the Company or any Subsidiary is subject that is required to be disclosed and that is not so disclosed in the SEC Reports. Neither the Company nor any Subsidiary is subject to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other government body.

     3.6      No Violations. Neither the Company nor any Subsidiary is in violation of its Certificate of Incorporation, Bylaws or other organizational documents, as amended, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect, and neither the Company nor any Subsidiary is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or such Subsidiary or their respective properties are bound, which default is reasonably likely to have a Material Adverse Effect.

     3.7      Governmental Permits, Etc. Each of the Company and the Subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company and the Subsidiaries as currently conducted, except where the failure to currently possess such franchises, licenses, certificates and other authorizations is not reasonably likely to have a Material Adverse Effect.

       3.8      Intellectual Property.

          (a)      Except for matters which are not reasonably likely to have a Material Adverse Effect, (i) each of the Company and the Subsidiaries has ownership of, or a license or other legal right to use, all patents, copyrights, trade secrets, trademarks, customer lists, designs, manufacturing or other processes, computer software, systems, data compilation, research results or other proprietary rights used in the business of the Company (collectively, "Intellectual Property") and (ii) all of the Intellectual Property owned by the Company or by the Subsidiaries consisting of patents, registered trademarks and registered copyrights have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights or the corresponding offices of other jurisdictions and have been maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and/or such other jurisdictions.

          (b)      Except for matters which are not reasonably likely to have a Material Adverse Effect, all material licenses or other material agreements under which (i) the Company or any Subsidiary employs rights in Intellectual Property, or (ii) the Company or any Subsidiary has granted rights to others in Intellectual Property owned or licensed by the Company or any Subsidiary are in full force and effect, and there is no default by the Company with respect thereto.

          (c)      The Company believes that it has taken all steps reasonably required in accordance with sound business practice and business judgment to establish and preserve the ownership of all material Intellectual Property owned by the Company or any Subsidiary.

          (d)      Except for matters which are not reasonably likely to have a Material Adverse Effect, to the knowledge of the Company, (i) the present business, activities and products of the Company or any Subsidiary do not infringe any intellectual property of any other person: (ii) neither the Company nor any Subsidiary is making unauthorized use of any confidential information or trade secrets of any person; and (iii) the activities of any of the employees of the Company or any Subsidiary, acting on behalf of the Company or such Subsidiary do not violate any agreements or arrangements related to confidential information or trade secrets of third parties.

          (e)      No proceedings are pending, or to the knowledge of the Company, threatened, which challenge the rights of the Company or any Subsidiary to the use of Intellectual Property, except for matters which are not reasonably likely to have a Material Adverse Effect.

     3.9      Financial Statements. The financial statements of the Company and the related notes contained in the SEC Reports present fairly and accurately in all material respects the financial position of the Company as of the dates therein indicated, and the results of its operations, cash flows and the changes in shareholders' equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis at the times and throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

     3.10     No Material Adverse Change. Except as disclosed in the SEC Reports or in any press releases issued by the Company at least two (2) Business Days prior to the date of this Agreement, since June 30, 2007, there has not been (i) an event, circumstance or change that has had or is reasonably likely to have a Material Adverse Effect, (ii) any obligation incurred by the Company or any Subsidiary direct or contingent, that is material to the Company or that is required to be disclosed by the Company under applicable securities laws, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company or any Subsidiary which has had a Material Adverse Effect.

     3.11     Reporting Status. The Company has timely made all filings required under the Exchange Act during the twelve (12) months preceding the date of this Agreement, and all of those documents complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the respective dates thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading.

     3.12      No Manipulation; Disclosure of Information. The Company has not taken and will not take any action designed to or that might reasonably be expected to cause or result in an unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares. The Company has not disclosed any material non-public information to the Investors.

     3.13      Accountants. Malone & Bailey, P.C., who expressed their opinion with respect to the consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2007, have advised the Company that they are, and to the knowledge of the Company they are, independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

     3.14      Contracts. Except for matters which are not reasonably likely to have a Material Adverse Effect and those contracts that are substantially or fully performed or expired by their terms, the contracts listed as exhibits to or described in the SEC Reports that are material to the Company and all amendments thereto, are in full force and effect on the date hereof, and neither the Company nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts.

     3.15      Taxes. Except for matters which are not reasonably likely to have a Material Adverse Effect, each of the Company and the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

     3.16      Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares hereunder will be, or will have been, fully paid or provided for by the Company and the Company will have complied with all laws imposing such taxes.

     3.17      Investment Company. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and will not be deemed an "investment company" as a result of the transactions contemplated by this Agreement.

     3.18      Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

     3.19      Offering Prohibitions. Neither the Company nor any person acting on its behalf or at its direction has in the past or will in the future take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer or sale of the Shares or Warrants as contemplated by this Agreement within the provisions of Section 5 of the Securities Act.

     3.20      Related Party Transactions. No transaction has occurred between or among the Company or any of its affiliates, officers or directors or any affiliate or affiliates of any such officer or director that with the passage of time will be required to be disclosed pursuant to Section 13, 14 or 15(d) of the Exchange Act.

     3.21      Books and Records. The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the operations of, the Company. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     3.22      Corporate Compliance. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company, The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

     3.23      Exercise of Option. The Company has exercised its rights under the Option to acquire the assets from the Seller under the Water Purchase Agreement (as defined below), including, but not limited to, the water rights.

     3.24      Restatement of Representations and Warranties. The Company hereby represents to each of the Investors that the representations and warranties contained in Section 2.1 of that certain Stock and Asset Purchase Agreement, dated May, 2007, as amended by that certain Assignment and Amendment Agreement, dated as of December 21, 2007 by and among Basin Water Resources, Inc., Indian Hills Water Conservation Corporation, West Riverside Canal Company, West Riverside 350 Inch Water Company, Henry C. Cox II, and John L. West (collectively, the "Water Purchase Agreement") are true, correct and complete, except as specified in the schedules attached thereto, as if such statements were set forth herein and made as representations and warranties of the Company to the Investors.

     3.25      Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Agreement, the Company confirms that neither it nor any other person acting on its behalf has provided any of the Investors or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Investors will rely on the foregoing representation in effecting transactions in securities of the Company. All disclosure furnished by or on behalf of the Company to the Investors regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

       4.          Representations, Warranties and Covenants of the Investor.

     4.1        Investor Knowledge and Status. The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an "accredited investor" as defined in Regulation D under the Securities Act, is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision similar to that involved in the purchase of the Shares and Warrants, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares and Warrants; (ii) the Investor understands that the Shares and Warrants are each "restricted securities" and have not been registered under the Securities Act and is acquiring the number of Shares set forth in paragraph 3 of the Securities Purchase Agreement and the Warrant in the ordinary course of its business and for its own account for investment only, has no present intention of distributing any of such Shares or Warrants and has no arrangement or understanding with any other persons regarding the distribution of such Shares or Warrants (this representation and warranty not limiting the Investor's right to sell Shares pursuant to a Registration Statement filed under the Registration Rights Agreement or otherwise, or other than with respect to any claim arising out of a breach of this representation and warranty, the Investor's right to indemnification under Section 3 of the Registration Rights Agreement); (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares or Warrants except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions in paragraph 4 of the Securities Purchase Agreement and the Investor Questionnaire attached hereto as Exhibit D for use in preparation of the Registration Statement and for determining the availability of state "Blue Sky" exemptions and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; (v) the Investor will notify the Company promptly of any change in any of such information until such time as the Investor has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Shares set forth in paragraph 3 of the Securities Purchase Agreement, relied upon the representations and warranties of the Company contained herein and the information contained in the SEC Reports and other information filed by the Company with the SEC and has requested, received, reviewed and considered all information including, but not limited to, (a) the Water Purchase Agreement, (b) the Stock Purchase Agreement by and between the Company and Basin Water Resources, Inc., as further described in Section 2.3(k) of this Annex, and (c) the risk factors set forth in that certain Private Placement Memorandum of the Company for the Offering, it deemed relevant. The Investor understands that the issuance of the Shares and Warrants to the Investor has not been registered under the Securities Act, or registered or qualified under any state securities law, in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the representations made by the Investor in this Agreement. No person (including without limitation the Placement Agent) is authorized by the Company to provide any representation that is inconsistent with or in addition to those contained herein or in the SEC Reports, and the Investor acknowledges that it has not received or relied on any such representations.

     4.2      Transfer of Shares. The Investor agrees that it will not make any sale, transfer or other disposition of the Shares, the Warrants or the shares issuable upon exercise of the Warrants (a "Disposition") other than Dispositions that are made pursuant to the Registration Statement in compliance with any applicable prospectus delivery requirements or that are exempt from registration under the Securities Act.

     4.3      Power and Authority. The Investor represents and warrants to the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     4.4      Legal and Regulatory Compliance. The Investor represents and warrants to, and covenants with, the Company that the Investor is entitled to purchase Shares and Warrants under the laws of those jurisdictions to which its participation in the Offering is subject and that the Investor has complied with all applicable laws of all relevant territories (including but not limited to the fact that the Investor falls within one or more of the exemptions to applicable securities laws in any relevant jurisdiction), obtained all requisite governmental or other consents and complied with all requisite formalities which may be required in connection with the Investor's participation in the Offering, and that the Investor has not taken any action or omitted to take any action which will or may result in Canaccord Adams, Inc., the Company or any of their respective affiliates acting in breach of the legal or regulatory requirements of any territory in connection with the Offering or the Investor's participation in the Offering.

     4.5      Short Position. From the earlier of (i) thirty (30) days prior to the date hereof and (ii) the date the Investor learned of the Offering, neither the Investor nor any affiliate has directly or indirectly established or agreed to establish any hedge, "put equivalent position" (as defined in Rule 16a-1 under the Exchange Act) or other position in the Common Stock that is outstanding on the Closing Date and that is designed to or could reasonably be expected to lead to or result in a Disposition by the Investor or any other person or entity. For purposes hereof, a "hedge or other position" includes, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock. Each Investor acknowledges that this representation is made for the benefit of the Company and the other Investors, any of which may assert claims arising out of the breach of this Section 4.5.

     4.6      No Investment, Tax or Legal Advice. The Investor understands that nothing in the SEC Reports, this Agreement, or any other materials presented to the Investor in connection with the purchase and sale of the Shares or Warrants constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares and Warrants.

     4.7      Confidential Information. The Investor covenants that from the date hereof it will maintain in confidence all material non-public information regarding the Company received by the Investor from the Company, including the receipt and content of any Suspension Notice (as defined in the Registration Rights Agreement) until such information (a) becomes generally publicly available other than through a violation of this provision by the Investor or its agents or (b) is required to be disclosed in legal proceedings (such as by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority or similar process); provided, however, that before making any disclosure in reliance on this Section 4.7, the investor will give the Company at least fifteen (15) days prior written notice (or such shorter period as required by law) specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will exercise its commercially reasonable efforts to ensure that confidential treatment will be accorded any non-public information so furnished. The parties acknowledge and agree that as of the date hereof and as of the Closing Date, the Company has not disclosed any material non-public information to the Investor.

     4.8      Acknowledgments Regarding Placement Agent. The Investor acknowledges that the Placement Agent has acted solely as placement agent for the Company in connection with the Offering of the Shares and Warrants by the Company, and that the Placement Agent has made no representation or warranty whatsoever with respect to the accuracy or completeness of information, data or other related disclosure material that has been provided to the Investor. The Investor further acknowledges that in making its decision to enter into this Agreement and purchase the Shares and Warrants, it has relied on its own examination of the Company and the terms of, and consequences of holding the Shares and the Warrants. The Investor further acknowledges that the provisions of this Section 4.7 are for the benefit of, and may be enforced by, the Placement Agent.

     4.9      Additional Acknowledgement. The Investor acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any Other Investor, and that it is not acting in concert with any Other Investor in making its purchase of the Shares and Warrants hereunder. The Investor and, to its knowledge, the Company acknowledge that the Investors have not taken any actions that would deem the Investors to be members of a "group" for purposes of Section 13(d) of the Exchange Act.

       5.        Transfer Restrictions, Covenants.

     5.1      Legends. Certificates evidencing the Shares and the Warrant shall each bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form until such time as they are not required:

[NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED] UNDER THE. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

     The Company acknowledges and agrees that an Investor may from time to time pledge, and/or grant a security interest in, some or all of the legended Shares in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan. Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Investor transferee of the pledge. No notice shall be required of such pledge, but the Investor's transferee shall promptly notify the Company of any such subsequent transfer or foreclosure. Each Investor acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest any of the Shares or for any agreement, understanding or arrangement between any Investor and its pledgee or secured party. At the appropriate Investor's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

     5.2      Delivery of Certificates. Following effectiveness of a registration statement registering the Shares, if the Company shall fail for any reason or for no reason to issue to an Investor unlegended certificates within five (5) Business Days of receipt of all documents necessary for the removal of the legend set forth above (the "Deadline Date"), then, in addition to all other remedies available to such Investor, if on or after the Business Day immediately following such five (5) Business Day period, such Investor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of shares of Common Stock that such Investor anticipated receiving from the Company without any restrictive legend (a "Buy-In"), then the Company shall, within three (3) Business Days after such Investor's request and in such Investor's sole discretion, either (i) pay cash to the Investor in an amount equal to such Investor's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to such Investor a certificate or certificates representing such shares of Common Stock and pay cash to the Investor in an amount equal to the excess (if any) of the Buy-In Price over the product of (a) such number of shares of Common Stock, times (b) the Closing Bid Price on the Deadline Date.

     5.3      Use of Proceeds. Except as set forth on Schedule 5.3 attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and shall use the proceeds received hereunder for the payment of the exercise price of the Option and shall not use such proceeds for (a) the satisfaction of any portion of the Company's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices) or (b) the redemption of any Common Stock or any other security,

     5.4      Post-Closing Purchase Price Adjustment. In the event the Company sells any shares of Common Stock in the 180 day period following the Closing at a price per share less than the price per share for Common Stock sold hereunder, the Company shall promptly refund to the Investor the aggregate difference between the price per share paid hereunder for the Common Stock purchased by the Investor and the price per share that would have been paid had such Investor paid such lower price per share.

     5.5      Recession Right Related to Second Offering. In the event the Second Offering is not consummated prior to the June 30, 2008, or does not yield gross proceeds to the Company of at least $10,000,000, the Investor shall have the right, exercisable within five (5) Business Days of June 30,

2008, to put the Shares purchased by such Investor hereunder to the Company and receive in return his, her or its full Purchase Price, Further, the Investors may exercise this rescission right at any time in the event that Larry Rowe or another person reasonably acceptable to the Investors is not appointed chief executive officer or president of the Company.

     6.      Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor, and a party's reliance on such representations and warranties shall not be affected by any investigation made by such party or any information developed thereby.

     7.      Registration of Shares; Public Statements.

     7.1      In connection with the purchase and sale of the Shares by the Investors contemplated hereby, the Company has entered into a Registration Rights Agreement with each Investor providing for the filing by the Company of a Registration Statement on Form SB-2 (or, if the Company is ineligible to use From SB-2, another appropriate form) to enable the resale of the Shares by the Investors from time to time.

     7.2      The Company agrees to disclose on a Current Report on Form 8-K the existence of the Offering and the material terms, thereof, including pricing, within two (2) Business Days after the Closing. The Company will not issue any public statement, press release or any other public disclosure listing the Investor as one of the purchasers of the Shares without the Investor's prior written consent, except as may be required by applicable law or rules of any exchange on which the Company's securities are listed.

     8.      Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the Business Day received, (ii) if delivered by nationally recognized overnight carrier, one (1) Business Day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two (2) Business Days after timely delivery to such carrier, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

(a)	if to the Company, to:

Empire Water Corporation 500-666 Burrard Street Suite 500 Vancouver, British Columbia Canada V6C 3P6

Attention: President

                    (b)      if to the Investor, at its address on the signature page to the Securities Purchase Agreement.

     9.      Amendments; Waiver. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. Any waiver of a provision of this Agreement must be in writing and executed by the party against whom enforcement of such waiver is sought.

     10.      Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     11.      Entire Agreement; Severability. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     12.      Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Investor (other than by merger). Any Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any securities, provided such transferee agrees in writing to be bound, with respect to the transferred securities, by the. provisions of the Agreements that apply to the "Investors."

     13.      Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under the Agreements. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Agreements and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate. The Company's obligations to pay any partial liquidated damages or other amounts owing under the Agreements is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

     14.      Expenses. The Company shall pay all of the reasonable fees and expenses (including accounting and legal fees and expenses) of the Investor incurred in connection with (a) the investigation and due diligence of the Company, and (b) the negotiation, preparation and execution of the Agreements, provided, however, that such fees and expenses shall not exceed $30,000.

     15.      Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Nevada. without giving effect to the principles of conflicts of law.

     16.      Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

EXHIBIT A

EMPIRE WATER CORPORATION

STOCK CERTIFICATE QUESTIONNAIRE

       Pursuant to Section 4 of the Agreement, please provide us with the following information:

1	.	The exact name in which your Shares and
Warrants are to be registered (this is the name
that will appear on your stock certificate(s) and
Warrants), You may use a nominee name if appropriate:

2	.	If a nominee name is listed in response to item
1 above, the relationship between the Investor
and such nominee:

3	.	The mailing address of the registered holder
listed in response to item 1 above:

4	.	The Social Security Number or Tax
Identification Number of the registered holder
listed in the response to item I above:

A-1

EXHIBIT B

EMPIRE WATER CORPORATION

FORM OF WARRANT AGREEMENT

B-1

EXHIBIT C

EMPIRE WATER CORPORATION

FORM OF REGISTRATION RIGHTS AGREEMENT

C-1

EXHIBIT D

EMPIRE WATER CORPORATION

INVESTOR QUESTIONNAIRE

(All information will be treated confidentially)

To: Empire Water Corporation,

       The undersigned hereby acknowledges the following:

     This Investor Questionnaire "Questionnaire") must be completed by each potential investor in connection with the offer and sale of the shares of the Common Stock, par value $0.00001 per share (the "Shares") and Warrants, of Empire Water Corporation (the "Company"). The Shares are being offered and sold by the Company without registration under the Securities Act of 1933, as amended (the "Securities Act"), and the securities laws of certain states, in reliance on the exemptions contained in Section 4 of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable stale laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling Shares and Warrants to such investor. The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements. The information supplied by the undersigned will be used in determining whether the undersigned meets such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

     This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. The undersigned's answers will be kept strictly confidential. However, by signing this Questionnaire the undersigned will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Shares and Warrants will not result in a violation of the Securities Act or the securities laws of any state and that the undersigned otherwise satisfies the suitability standards applicable to purchasers of the Shares. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. The undersigned shall print or type its responses and attach additional sheets of paper if necessary to complete its answers to any item.

A.       BACKGROUND INFORMATION

Name: ______________________________________________________________________________________________________

Business Address: ____________________________________________________________________________________________
(Number and Street)

______________________________________________________________________________________________
(City)	(State)	(Zip Code)

Telephone Number: (	) __________________________________________________________________________________

Residence Address:	_________________________________________________________________________
(Number and Street)

______________________________________________________________________________________________
(City)	(State)	(Zip Code)

Telephone Number: (	) __________________________________________________________________________________

If an individual:

Age:_________	Citizenship:__________	Where registered to vote:____________

If a corporation, partnership, limited liability company. trust or other entity:

Type of entity: _______________________________________________________________________________________________

State of formation: _____________________                              Date of formation: ________________________

Social Security or Taxpayer Identification No.____________________________________________________

Send all correspondence to (check one):  _______Residence Address                                  _____Business Address

B.      STATUS AS ACCREDITED INVESTOR

The undersigned is an "accredited investor" as such term is defined in Regulation D under the Securities Act, because at the time of the sale of the Shares the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):

____ (1)      a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors; 1

____ (2)      a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

____ (3)      an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000;

____ (4)      a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Shares exceeds $1,000,000;

____ (5)      a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

____ (6)      a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

____ (7)      an entity in which all of the equity owners are accredited investors (as defined above).

_____________________________________
1 As used in this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including costs of improvements, or at recently appraised value by a professional appraiser. In determining income, the investor should add to the investor's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depreciation, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arming at adjusted gross income.

C.      REPRESENTATIONS

The undersigned hereby represents and warrants to the Company as follows:

     1.      Any purchase of the Shares and Warrants would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

     2.      The information contained herein is complete and accurate and may be relied upon by the Company, and the undersigned will notify the Company immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Shares by the undersigned or any co-purchaser.

     3.      There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

     4.      The undersigned acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the use of the Prospectus forming a part of the Registration Statement (as such terms are defined in the Securities Purchase Agreement to which this Questionnaire is attached) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Securities and Exchange Commission or until the Company has amended or supplemented such Prospectus. The undersigned is aware that, in such event, the Shares will not be subject to ready liquidation, and that any Shares purchased by the undersigned would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned's net worth and financial circumstances, and any purchase of the Shares will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Shares.

     5.      The undersigned has carefully considered the potential risks relating to the Company and a purchase of the Shares and Warrants and fully understands that the Shares and Warrants are speculative investments which involve a high degree of risk of loss of the undersigned's entire investment. Among others, the undersigned has carefully considered each of the risks described in the Company's Annual Report on Form 10-KSB for the year ended June 30,2007 and in the Company's Confidential Private Placement Memorandum dated December 19, 2007

     6.      The following is a list of all states and other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned's purchase of the Shares and Warrants:

____________________________________________

____________________________________________

____________________________________________

The undersigned agrees to notify the Company in writing of any additional states or other jurisdictions in which blue sky or similar clearable will be required in connection with the undersigned's purchase of the Shares.

IN WITNESS WHEREOF, the undersigned has executed this _____ day of December, 2007, and declares under oath that it is truthful and correct.

Print Name

By: _____________________________________
Signature

Title: __________________________________________
(required for any purchaser that is a
corporation, partnership, trust or other entity)

EXHIBIT E

FORM OF ESCROW LETTER

E-1

EXHIBIT F

FORM OF LEGAL OPINION

_______________, 2007

To: The Investors in Common Stock and Warrants of Empire Water Corporation and the Placement Agent

Ladies and Gentlemen:

     We have acted as counsel for Empire Water Corporation, a Nevada corporation (the "Company"), in connection with the issuance of 3,200,000 shares (the "Shares") of the Company's common stock, par value $0.00001 per share, and warrants to purchase 3,200,000 shares (the "Warrant Shares") of the Company's common stock pursuant to those certain Securities Purchase Agreements, dated as of December [___], 2007, including the annex and exhibits thereto (collectively, the "Agreement"), between the Company and the Investors named therein. This opinion is being delivered to you pursuant to Section 2 of Annex I of the Agreement. Capitalized terms used herein are as defined in the Agreement unless otherwise specifically provided herein:

     We have examined such documents and have reviewed such questions of law as we have considered necessary or appropriate for the purpose of this opinion:

     In rendering our opinion below, we have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, and the conformity to authentic originals of all documents submitted to us as copies. We have also assumed the legal capacity for all purposes relevant hereto of all natural persons and, with respect to all parties to agreements and instruments relevant hereto other than the Company, that such parties had the requisite power and authority (corporate or otherwise) to execute, deliver and perform such agreement or instruments, that such agreements or instruments have been duly authorized by all requisite action (corporate or otherwise), executed and delivered by such parties and that such agreements or instruments are the valid, binding and enforceable obligations of such parties and that the issuance of the Warrant Shares will be in reliance upon an applicable exemption from the registration requirements of the Securities Act. As to questions of fact material to our opinion, we have relied, without independent verification, on the representations and warranties contained in the Agreement and on certificates of officers of the Company and public officials.

     In rendering such opinions, we have not conducted any independent investigation or consulted with other attorneys in our firm with respect to the matters covered by the Agreement. No inference as to our knowledge with respect to such matters should be drawn from the fact of our representation of the Company.

       Based on the foregoing, we are of the opinion that:

       1.        Company is a corporation incorporated, validly existing and in good standing under the laws of the State of Nevada, with the corporate power to conduct any lawful business activity. The Company has the corporate power to execute, deliver and perform the Agreement and the Warrants including without limitation, the issuance and sale of the Shares and Warrants under the Agreement and to issue the Warrant Shares upon exercise of the Warrants.

       2.        Each of the Agreement, the Warrants and the Registration Rights Agreement has been duly authorized by all requisite corporate action, executed and delivered by the Company. Each of the Agreement, the Warrants and the Registration Rights Agreement constitutes the valid and binding agreement of the Company enforceable in accordance with its terms.

       3.        The Shares and Warrants have been duly authorized and, upon issuance, delivery and payment therefor as described in the Agreement and the Warrants, will be validly issued, fully paid and nonassessable. The shares issuable upon exercise of the Warrants have been duly and validly reserved for issuance by all proper corporate action.

       4.        The execution, delivery and performance of the Agreement, the Warrants and the Registration Rights Agreement and the issuance and sale of the Shares and Warrants in accordance with the Agreement, and the issuance and sale of the Warrant Shares upon exercise of the Warrants in accordance with the terms of the Warrants, does not (a) violate or conflict with, or result in a breach of or default under, the Certificate of Incorporation or Bylaws of the Company, as amended, or (b) violate or conflict with, or constitute a default under any material agreement or instrument (limited, with your consent, to agreements filed with the Securities and Exchange Commission under the Exchange Act and applicable rules and regulations) to which the Company is a party,

       5.        To our knowledge, no consent, approval, authorization or order of, and no notice to or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the issue and sale of the Shares and Warrants pursuant to the Agreement and the issuance of the Warrant Shares upon exercise of the Warrants in accordance with the terms of the Warrants, except such as have been obtained or made and such as may be required under the federal securities laws or the Blue Sky laws of the various states.

       6.        Assuming the representations made by the Investors and the Company set forth in the Agreement and the exhibits thereto are true and correct and subject to the Placement Agent's compliance with applicable securities laws and regulations (including, without limitation, the requirements of Regulation D under the Securities Act), the offer, sale, issuance and delivery of the Shares and the Warrants to the Investors, in the manner contemplated by the Agreement, is exempt from the registration requirements of the Securities Act, it being understood that no opinion is expressed as to any subsequent resale of such shares.

       The opinions set forth above am subject to the following qualifications and exceptions:

     (a)        Our opinion in paragraph 1 above, with respect to the good standing of the Company, is based solely on a Certificate of Existence with Status in Good Standing dated _________, 2007 electronically received for the Secretary of State of Nevada.

     (b)        Our opinion in paragraph 2 above is subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application affecting creditors' rights.

     (c)        Our opinion in paragraph 2 above is subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing, and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law).

     (d)        Our opinion in paragraph 2 above, insofar as it relates to indemnification provisions, is subject to the effect of federal and state securities laws and public policy relating thereto.

     (e)        We express no opinion as to the compliance or the effect of noncompliance by the Investors with any state or federal laws or regulations applicable to the Investors in connection with the transactions described in the Agreement or the payment obligations of the Company under Sections 1(b) and 2(d) of the Registration Rights Agreement if the payment obligations are construed as unreasonable in relation to actual damages or disproportionate to actual damages suffered by the Investor.

     Our opinions expressed above are limited to the laws of the State of Nevada and the federal laws of the United States of America.

     The foregoing opinions are being furnished to you solely for your benefit and may not be relied upon by any other person without our prior written consent. Notwithstanding the foregoing, Canaccord Adams may rely on the opinions herein expressed as if this letter were addressed to it.

                                                                      Very truly yours,

Schedule 5.3

Purchase Option from BWR	$1,500,000
Reimbursement of BWR Engineering Expenses	$75,000
Deposit on Water Treatment Unit	$300,000
Canaccord Adams Fees and Expenses	$280,000 + expenses of approximately $20,000
Investor Legal Expenses	$30,000
Empire Legal Expenses	$[___________]

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